 (header images)(menubar images) Automatic Investment Plan
Offers Convenient Transfers

Here is a new and improved service feature for shareowners: Now, you may automatically transfer funds from your bank savings or checking account on any business day of the month to your investment accounts at the Lindner Funds. This will make it easier for you to invest in the fund of your choice throughout the month. (Previously, we offered transfers only mid-month or on the last day of the month). Your funds are safely transferred through the Automated Clearing House (ACH) to the Lindner Funds.

If you are already making transfers on an existing "election" date, you may wish to change or add dates for additional scheduled transfers. To change an election date, or to establish a new automatic transfer date, please contact your Customer Service Representative at 314-727-5305 or toll-free at 1-800-995-7777.

Shareowners have found that automatic transfer is a reliable and efficient way to schedule regular deposits to their investment accounts. Automatic investment plans also enable you to put your money to work for you on a timely basis!

This article first published in the
Lindner Shareowner (link)Newsletter, Summer 1999. (footer images)